                                                                 EXHIBIT 10.2

                         REGISTRATION RIGHTS AGREEMENT

                           Dated as of April 22, 1996

                                  by and among

                                   AMRE, INC.

                                      and

                             EACH OF THE PURCHASERS
                               REFERRED TO HEREIN

                               TABLE OF CONTENTS

                                                                                                                     PAGE
                                                                                                                     ----
1.       Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
                 (a)      "Act" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
                 (b)      "Commission"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
                 (c)      "Common Stock"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
                 (d)      "Exchange Act"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
                 (e)      "Holder or holders of Registrable Securities" . . . . . . . . . . . . . . . . . . . . . . .   1
                 (f)      "Register", "registered" or "registration"  . . . . . . . . . . . . . . . . . . . . . . . .   1
                 (g)      "Registrable Securities"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

2.       Mandatory Registration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

3.       Piggy-Back Registration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

4.       Registration Procedures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

5.       Registration Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

6.       Indemnification; Contribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
                 (a)      Indemnification by the Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
                 (b)      Indemnification by Holders of Registrable Securities  . . . . . . . . . . . . . . . . . . .   7
                 (c)      Conduct of Indemnification Proceedings  . . . . . . . . . . . . . . . . . . . . . . . . . .   7
                 (d)      Contribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8

7.       Participation in Underwritten Registrations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

8.       Rule 144 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

9.       Transfer of Registration Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

10.      Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 (a)      Amendments and Waivers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 (b)      Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 (c)      Successors and Assigns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 (d)      Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 (e)      Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 (f)      GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 (g)      Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 (h)      Entire Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

                         REGISTRATION RIGHTS AGREEMENT



         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of April 22, 1996, by and among AMRE, Inc. (the "Company"), and each of the purchasers of the Company's Common Stock, par value $.01 per share, referred to in the Purchase Agreement (as hereinafter defined) (herein referred to collectively as the "Purchasers" and individually as a "Purchaser").

         This Agreement is made pursuant to the terms of the Common Stock Purchase Agreement, dated as of April 22, 1996, by and among the Company and each of the Purchasers referred to therein (the "Purchase Agreement"). In order to induce the Purchasers to enter into the Purchase Agreement, the Company has agreed to provide the registration rights on the terms set forth in this Agreement for the benefit of the holders of Registrable Securities (as hereinafter defined).

         The parties hereto agree as follows:

1.       Definitions.  The terms used herein shall have the following meanings:

         (a) "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

         (b) "Commission" shall mean the Securities and Exchange Commission or any other federal agency administering the Act.

         (c) "Common Stock" shall mean the common stock, par value $.01 per share, of the Company.

         (d) "Exchange Act" shall mean the Securities Exchange Act of 1934, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

         (e) "Holder or holders of Registrable Securities" shall mean any holder of record on the books of the Company of Registrable Securities.

         (f) "Register", "registered" or "registration" shall mean a registration effected by preparing and filing a registration statement in compliance with the Act, and the declaration or ordering of the effectiveness of such registration statement by the Commission.

         (g) "Registrable Securities" shall mean the Common Stock issued or issuable to the Purchasers pursuant to the Purchase Agreement; provided, however, as to any particular Registrable Securities, such securities will cease to be Registrable Securities when they are publicly sold in compliance with Rule 144 (or any comparable rule) under the Act, whether or not the exemption from such provisions provided in paragraph (k) of Rule 144 (or any comparable exemption) is available.

2.      Mandatory Registration.

         Within 60 days following the First Closing (as defined in the Purchase Agreement), the Company shall file with the Commission a registration statement on any appropriate form under the Act with respect to the offering and sale or other disposition of the Registrable Securities held by the Purchasers. The Company agrees to use its reasonable best efforts to cause such registration statement to become effective as soon as practicable following its filing with the Commission.

3.      Piggy-Back Registration.

         If, at any time prior to the date that is three (3) years from the date of the First Closing (as defined in the Purchase Agreement), the Company proposes to file a registration statement under the Act with respect to an underwritten offering by the Company for its own account or for the account of others of any class of security (other than (a) a registration statement on Forms S-4 or S-8, (b) a registration statement filed in connection with an exchange offer or (c) a registration statement filed as a result of SECTION 2 hereof), then the Company shall in each case give written notice of such proposed filing to the holders of the Registrable Securities at least 30 days prior to the anticipated filing date, and such notice shall offer such holders the opportunity to register such shares of Registrable Securities as each such holder may request (a "Piggy-Back Registration"). The Company shall use its reasonable best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the holders of Registrable Securities requested in writing within fifteen (15) days after the notice given by the Company to be included in the registration for such offering to include such securities in such offering on the same terms and conditions as any similar securities of the Company included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering delivers an opinion to the holders of Registrable Securities that the total amount of securities which they or the Company or any other persons or entities intend to include in such offering is sufficiently large to materially and adversely affect the success of such offering, then the amount or kind of securities to be offered for the accounts of holders of Registrable Securities shall be reduced pro rata with respect to each holder to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters; provided, however, that if securities are being offered for the account of other persons or entities (other than those exercising demand registration rights) as well as the Company, such reduction shall not represent a greater fraction of the number of securities intended to be offered by holders of Registrable Securities than the fraction of similar reductions imposed on such other persons or entities with respect to the amount of securities they intended to offer.

4.      Registration Procedures.

         Whenever any Registrable Securities are required to be registered pursuant to SECTIONS 2 or 3 of this Agreement, the Company will use its reasonable best efforts to effect the registration of such Registrable Securities in accordance with the intended method of disposition thereof as diligently as practicable, and in connection therewith, the Company agrees that it shall also do the following:

         (a) use its reasonable best efforts to diligently prepare for filing and file with the Commission a registration statement which includes the Registrable Securities and use its reasonable best efforts to cause such registration to become effective promptly following such filing; provided that before filing a registration statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference, the Company will furnish to counsel to the holders of the Registrable Securities covered by such registration statement and the managing underwriter or underwriters, if any, draft copies of all such documents proposed to be filed (other than exhibits, unless so requested) a reasonable time prior thereto, which documents will be subject to the reasonable review of such counsel and such holders and underwriters, and will notify each holder of the Registrable Securities of any stop order issued or threatened by the Commission in connection therewith and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

         (b) prepare and file with the Commission such amendments and post-effective amendments to the registration statement as may be necessary to keep the registration statement effective for a period of not less than three years (or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold or withdrawn or are eligible for sale by the holders thereof under Rule 144 under the Act without volume limitations); cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act; and comply with the provisions of the Act applicable to it with regard to the disposition of all securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement or supplement to the prospectus;

         (c) furnish to any holder of Registrable Securities included in such registration statement and the underwriter or underwriters if any, without charge, at least one signed copy of the registration statement and any post-effective amendment thereto upon request, and such number of conformed copies thereof and such number of copies of the prospectus (including each preliminary prospectus) and any amendments or supplements thereto and any documents incorporated by reference therein, as such holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities being sold by such holder (it being understood that the Company consents to the use of the prospectus and any amendment or supplement thereto by each holder of Registrable Securities covered by the registration statement and the underwriter or underwriters if any, in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto unless the Company notifies such persons to the contrary); and pursuant to Section 152 under the Act, furnish to the New York Stock Exchange copies of the prospectus and any amendment or supplement thereto for purpose of redelivery to its members upon their request, and furnish a reasonable number of additional copies thereof, when requested by the New York Stock Exchange, from time to time for the purpose of redelivery to members upon their request;

         (d) notify each holder of Registrable Securities included in such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Act, when the Company becomes aware of the happening of any event as a result of, which the prospectus included in such registration statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the prospectus or any preliminary prospectus in light of the circumstances under which they were made) not misleading and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplemental amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (e) make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Act and Rule 158 thereunder no later than 45 days after the end of the 12-month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of the registration statement, which earnings statement shall cover said 12-month period;

         (f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;

         (g) if requested by the managing underwriter or underwriters or any holder of Registrable Securities covered by the registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information with respect to the plan of distribution as the managing underwriter or underwriters or such holder, as the case may be, reasonably requests to be included therein, including, without limitation, information with respect to the number of Registrable Securities being sold by such holder to any underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;

         (h) as promptly as practicable after filing with the Commission of any document which is incorporated by reference in a prospectus contained in a registration statement, deliver a copy of such document to each holder of Registrable Securities covered by such registration statement who so requests;

         (i) on or prior to the date on which the registration statement is declared effective, use its reasonable best efforts to register or qualify, and cooperate with the holders of Registrable Securities included in such registration statement the underwriter or underwriters, if any, and their counsel, in connection with the registration or qualification of the Registrable Securities covered by the registration statement for offer and sale under the securities or blue sky laws of each state and other jurisdiction of the United States as any such holder or underwriter reasonably requests in writing, to use its reasonable best efforts to keep each such registration or qualification effective, including through new filings or amendments or renewals, during the period such registration statement is required to be kept effective and to do any and all other acts or things necessary or advisable to enable the disposition in all such jurisdictions of the Registrable Securities covered by the applicable registration statement; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

         (j) cooperate with the holders of Registrable Securities covered by the registration statement and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or such holders may request;

         (k) use its reasonable best efforts to cause the Registrable Securities covered by the registration statement to be registered with or approved by such other governmental agencies or authorities within the United States as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such securities;

         (l) enter into such customary agreements (including an underwriting agreement in customary form with provisions as may be reasonably required by the managing underwriter and take all such other actions as the holders of a majority of the Registrable Securities being sold or the managing underwriter or underwriters in an underwritten public offering, if anyone reasonably requests in order to expedite or facilitate the disposition of such Registrable Securities;

         (m) make available for inspection by any holder of Registrable Securities included in such registration statement, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "Inspectors") all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such inspector in connection with such registration statement; provided that records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction; provided, further each holder of Registrable Securities agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential; and

         (n) use its reasonable best efforts to obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request.

         Each holder, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection (d) of this SECTION 4, will forthwith discontinue disposition of the Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by subsection (d) of this SECTION 4 or until it is advised in writing (the "Advice") by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus and, if so directed by the Company, such holder will, or will request the managing underwriter or underwriters, if any, to deliver to the Company (at the Company's expense) all copies (other than permanent file copies) then in the possession of such holder and of any underwriter or underwriters, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notices the time periods mentioned in subsection (b) of this SECTION 4 shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by subsection (d) of this SECTION 4 hereof or the Advice.

         Each seller of Registrable Securities as to which any registration is being effected shall use reasonable efforts to cooperate with the Company, and the Company may require each such Seller to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing.

5.      Registration Expenses.

         All expenses incident to the Company's performance of, or compliance with, this Agreement, including without limitation all Commission and National Association of Securities Dealers, Inc. registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), any listing fees and expenses incurred in connection the securities to be registered, and fees and disbursements of counsel for the Company and its independent certified public accountants (including the expenses of any "cold comfort" letters required by or incident to such performance), securities act liability insurance for the Company and its officers and directors (if the Company elects to obtain such insurance), the fees and expenses of any special experts retained by the Company in connection with such registration, fees and expenses of other persons retained by the Company, incurred in connection with each registration hereunder (but not including any fees and expenses of any special audit required or incident to a registration hereunder and transfer taxes, if any), will be borne by the Company. Holders of Registrable Securities shall be responsible for any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities and for their respective fees and expenses of their separate counsel in connection with a registration required hereunder.

6.      Indemnification; Contribution.

         (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each holder of Registrable Securities, its officers, directors and each person or entity who controls such holder (within the meaning of the Act), against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement any amendment or supplement thereto, any prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same arise out of or are based upon any such untrue statement or omission based upon information with respect to such holder furnished in writing to the Company by such holder expressly for use therein. In connection with an underwritten offering, the Company will indemnify the underwriters thereof, their officers and directors and each Person who controls such underwriters (within the meaning of the Act) to the same extent as provided above with respect to the Indemnification of the holders of Registrable Securities.

         (b) Indemnification by Holders of Registrable Securities. In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information with respect to the name and address of such holder, the amount of Registrable Securities held by such holder, the plan of distribution, and such other information as is required by the Company for use in connection with any such registration statement or prospectus and agrees to indemnify, to the extent permitted by law, the Company, its directors and officers and each person or entity who controls the Company (within the meaning of the Act) against any losses, claims, damages, liabilities and expenses arising out of or based upon any untrue statement of material fact contained in any registration statement any amendment or supplement thereto, any prospectus or preliminary prospectus or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained or should have been contained in any information with respect to such holder so furnished in writing or on disk by such holder specifically for inclusion in any prospectus or registration statement. In no event shall the liability of any selling holder of Registrable Securities hereunder be greater in amount that the dollar amount of the proceeds received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

         (c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such Person will claim indemnification or contribution pursuant to this Agreement and, unless in the reasonable judgment of such indemnified party (i) a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim or (ii) the named parties to any such action, suit, proceeding or investigation (including any impleaded parties) include both an indemnifying party and an indemnified party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party, permit the indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to such indemnified party. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. If the indemnifying party is not entitled to, or elects not to assume the defense of a claims, it will not be obligated to pay the fees and expenses of more than one counsel with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of one additional counsel.

         (d)     Contribution.  If the indemnification provided for in this
SECTION 6 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in SECTION 6(C), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this SECTION 6(D) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this SECTION 6(D), no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and no selling holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such selling holder were offered to the public exceeds the amount of any damages which such selling holder has otherwise been required to pay by reason of such untrue statement or omission. No person guilty of fraudulent misrepresentation

(within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         If indemnification is available under this SECTION 6, the indemnifying parties shall indemnify each indemnified party to the full extent provided in
SECTION 6(A) and (B) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this SECTION 6(D).

7.      Participation in Underwritten Registrations.

         No holder of Registrable Securities may participate in any underwritten registration hereunder unless such holder (a) agrees to sell such holder's securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

8.      Rule 144.

         The Company agrees that it will use its reasonable best efforts to make and keep public information available as those terms are understood and defined in Rule 144 under the Act. In addition, the Company agrees that it will use its reasonable best efforts to file with the Commission in a timely manner the reports required to be filed by it under the Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (at any time after it has become subject to such requirements). The Company shall furnish to any holder of Registrable Securities upon written request a written statement as to the steps it has taken to comply with the current public information requirements of Rule 144.

9.      Transfer of Registration Rights.

         Prior to and on the date that the registration statement required to be filed by the Company under SECTION 2 hereof is first declared effective (the "Trigger Date"), the registration rights provided to the holders of Registrable Securities under SECTION 2 and 3 hereof may be transferred to any other person or entity. Any such transferee of Registrable Securities shall be a holder of Registrable Securities within the meaning of this Agreement. After the Trigger Date, the registration rights provided to the holders of Registrable Securities under SECTION 2 and 3 hereof may be transferred only to any person or entity who acquires all of the Registrable Securities purchased by an original purchaser thereof. Any such transferee shall also be a holder of Registrable Securities within the meaning of this Agreement.

10.     Miscellaneous.

         (a) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of holders of at least a majority in number of shares of Registrable Securities then outstanding and affected by such amendment, modification, supplement, waiver or departure.

         (b) Notices. All notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, registered or certified mail (return receipt requested), postage prepaid or courier to the parties at the following addresses (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof). Notices sent by mail shall be effective two (2) days after mailing, appropriately addressed and with proper postage, and notices sent by courier guaranteeing next day delivery shall be effective on the next business day after timely delivery to the courier:

                 (i) if to a holder of Registrable Securities at the most current address given by such holder to the Company in writing;

                (ii) if to the Company at its address set forth in the Purchase Agreement.

         (c) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

         (d) Counterparts. This Agreement say be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (e) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (f) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THAT STATE.

         (g) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Purchasers shall be enforceable to the fullest extent permitted by law.

         (h) Entire Agreement. This Agreement, together with the Purchase Agreement, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Purchase Agreement (including the exhibits thereto) supersede all prior agreements and understandings between the parties with respect to such subject matter.

                  REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE


         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                        AMRE, Inc.



                                        By: /s/ ROBERT M. SWARTZ
                                           ------------------------------
                                        Name: Robert M. Swartz
                                             ----------------------------
                                        Title: President & CEO
                                              ---------------------------

                  REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE


Accepted and Agreed as of the date
  first written above:


   Basil Regan
- ------------------------------
[PRINT NAME]


By: /s/ BASIL REGAN
   ------------------------------
   Name: Basil Regan
        -------------------------
   Title: General Partner
         ------------------------

Number of Registrable Securities:  50,000
                                 ----------

                  REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE


Accepted and Agreed as of the date
  first written above:


Linder Growth Fund, a Series of Linder
- ------------------------------
[PRINT NAME]


By: /s/ LARRY CALLAHAN
   ------------------------------
   Name: Larry Callahan
        -------------------------
   Title: Vice President, Linder Growth Fund
         ------------------------

Number of Registrable Securities:  500,000
                                 ----------

                 REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE


         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                         PURCHASER


                                         ZESIGER CAPITAL GROUP LLC,
                                         Attorney-In-Fact for the Purchasers
                                         Identified in Schedule A

                                         By: /s/ ANDREW D. ZACKS
                                            ------------------------------
                                            Andrew D. Zacks, Manager

                                  SCHEDULE A

                                                  No. of     No. of
           Purchaser                              Shares   Certificates             Registered Holder
           ---------                              ------   ------------             -----------------
- -------------------------------------------------------------------------------------------------------------------------
Donvest Equities L.P.                             3,500         1           Kinco & Co.
- -------------------------------------------------------------------------------------------------------------------------
William B. Lazar                                  2,700         1           William B. Lazar
- -------------------------------------------------------------------------------------------------------------------------
Maehorn Investment Partnership I L.P.             3,500         1           Maehorn Investment Partnership I L.P.
- -------------------------------------------------------------------------------------------------------------------------
Morgan Trust Co. of the Bahamas                   5,000         1           Morgan Trust Co. of the Bahamas
- -------------------------------------------------------------------------------------------------------------------------
Harold & Grace Williams JTWROS                    3,000         1           Harold & Grace Williams JTWROS
- -------------------------------------------------------------------------------------------------------------------------
Jennifer Altman Foundation                        6,500         1           Batrus & Co.
- -------------------------------------------------------------------------------------------------------------------------
Dr. Charles L. Berman IRA Rollover                1,000         1           Dr. Charles L. Berman IRA Rollover
- -------------------------------------------------------------------------------------------------------------------------
Denvor Orthopedic Specialist R.P. Mack            1,500         1           Alpine & Co.
- -------------------------------------------------------------------------------------------------------------------------
Herr Foods Inc. Profit Sharing Plan               4,000         1           Herr Foods Inc. Profit Sharing Plan
- -------------------------------------------------------------------------------------------------------------------------
National Federation of Independent Business       3,000         1           Hoavis & Co.
SERP Assets
- -------------------------------------------------------------------------------------------------------------------------
Planned Parenthood of New York City               3,000         1           Heil & Co.
- -------------------------------------------------------------------------------------------------------------------------
Roanoke College                                  10,000         1           First Union & Co.
- -------------------------------------------------------------------------------------------------------------------------
Douglas S. Smith IRA                              1,300         1           Douglas S. Smith IRA
- -------------------------------------------------------------------------------------------------------------------------
City of Stamford Firemen's Pension Fund          12,000         1           City of Stamford Firemen's Pension Fund
- -------------------------------------------------------------------------------------------------------------------------
State of Oregon PERS/ZCG                        125,000         1           Orefund
- -------------------------------------------------------------------------------------------------------------------------
Tri County Dist Profit Sharing                    5,000         1           Shekkon & Co.
- -------------------------------------------------------------------------------------------------------------------------
Van Lobon Sole Charitable Foundation              8,000         1           Calmont & Co.
- -------------------------------------------------------------------------------------------------------------------------
Abraham Zaleznik IRA                              2,500         1           Abraham Zaleznik IRA
- -------------------------------------------------------------------------------------------------------------------------
Raiser Marital Trust                             13,000         1           Aulis & Co.
- -------------------------------------------------------------------------------------------------------------------------
Arthur D. Little                                 35,000         1           Kane & Co.
- -------------------------------------------------------------------------------------------------------------------------
Andrew D. Zacks                                     500         1           Andrew D. Zacks
- -------------------------------------------------------------------------------------------------------------------------
Lisa W. Hess                                      1,500         1           Lisa W. Hess
- -------------------------------------------------------------------------------------------------------------------------
Total                                           250,500
- -------------------------------------------------------------------------------------------------------------------------

